SUPPLEMENT DATED JANUARY 24, 2011
TO
PROSPECTUS DATED MAY 1, 2010

WEALTHQUEST™ III VARIABLE UNIVERSAL LIFE INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
CONTRACT FORM NUMBER WQVUL08
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

This supplement updates certain information contained in your Prospectus.  Please read it carefully and keep it with your prospectus for future reference.

As of December 31, 2010, Securities Management and Research, Inc. (SM&R) was sold and is no longer a subsidiary of American National Insurance Company.  SM&R’s new address is disclosed in this supplement.

On page 43, the paragraph under WealthQuest™ III Variable Universal Life is deleted and replaced with the following:

Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., 701 Tama Street, Building B, P. O. Box 868, Marion, Iowa  52302-0868, Member FINRA, SIPC.  As of December 31, 2010, Securities Management and Research, Inc. was sold and is no longer a subsidiary of American National Insurance Company.

On page 50, the paragraph under WealthQuest™ III Variable Universal Life is deleted and replaced with the following:

Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., 701 Tama Street, Building B, P. O. Box 868, Marion, Iowa  52302-0868, Member FINRA, SIPC.  As of December 31, 2010, Securities Management and Research, Inc. was sold and is no longer a subsidiary of American National Insurance Company.